UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

KeyCorp

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

Ohio	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 23, 2022, KeyCorp issued $600,000,000 aggregate principal amount of its 3.878% Fixed-to-Floating Rate Senior Medium-Term Notes, Series Q, due May 23, 2025 (the “2025 Notes”) and $750,000,000 aggregate principal amount of its 4.789% Fixed-to-Floating Rate Senior Medium-Term Notes, Series Q, due June 1, 2033 (the “2033 Notes” and, together with the 2025 Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File No. 333-239044) filed by KeyCorp with the Securities and Exchange Commission (the “Registration Statement”). In connection with the issuance and sale of the Notes, the following documents are filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) the Third Supplemental Indenture dated as of May 23, 2022, which supplements the Indenture dated as of June 10, 1994 (as amended from time to time, the “Senior Indenture”), as supplemented by the First Supplemental Indenture dated as of November 14, 2001 and the Second Supplemental Indenture dated as of November 13, 2013, between KeyCorp and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank”), as trustee, relating to KeyCorp’s unsecured and unsubordinated debt securities, including the Notes, (ii) the Amended and Restated Officers’ Certificate and Company Order dated May 23, 2022, which amends and restates in its entirety the Officers’ Certificate and Company Order, previously filed as Exhibit 4.1 to KeyCorp’s Current Report on Form 8-K filed on June 9, 2020, with respect to, among other things, the establishment of the Senior Medium-Term Notes, Series Q, and (iii) the opinion of Squire Patton Boggs (US) LLP, as counsel to KeyCorp, regarding the issuance and sale of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Third Supplemental Indenture dated as of May 23, 2022, between KeyCorp and Deutsche Bank, relating to unsecured and unsubordinated debt securities.

4.2	Amended and Restated Officers’ Certificate and Company Order dated May 23, 2022, pursuant to Sections 201, 301 and 303 of the Senior Indenture (excluding exhibits thereto).

5.1	Opinion of Squire Patton Boggs (US) LLP as to the validity of the Notes.

23.1	Consent of Squire Patton Boggs (US) LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: May 23, 2022
	By:	/s/ Donald R. Kimble
Donald R. Kimble
Chief Financial Officer